                                                                     EXHIBIT 4.2


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), made as of this 29th day of June, 1998, by and among the shareholders listed on the signature pages hereto (collectively referred to hereinafter as the "Investors") and T/R Systems, Inc., a Georgia corporation (the "Company");


                               W I T N E S E T H:

         WHEREAS, the Investors own outstanding shares of the Company's common stock;

         WHEREAS, the Investors desire to enter into an agreement providing certain registration rights and providing for certain lock-up provisions in the event of a public offering of the Company's common stock; and

         WHEREAS, the Company desires to enter into an agreement regulating the relative rights of the Investors and the Company in the event of a public offering of the Company's common stock;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to enter into the agreements contained hereinbelow as follows:

1.       REGISTRATION RIGHTS.

         1.1 Certain Definitions. As used in this Agreement, in addition to the terms defined above, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean common stock, par value $.01 per share, of the Company.

         "Holders" shall mean the Investors and any other person holding Registrable Securities to whom these registration rights have been transferred pursuant to Section 1.9 hereof.

         "Initial Public Offering" shall mean the effectiveness of the first registration statement under the Securities Act that covers the offer and sale to the public of Common Stock by the Company.

         "Other Shareholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in a registration effected pursuant to this Agreement.

         The terms "register," "registered" and "registration" refer to the effectiveness of a registration statement prepared and filed in compliance with the Securities Act.

         "Registrable Securities" shall mean all shares of Common Stock held by the Holders, together with any shares of Common Stock issued with respect thereto upon any stock split, stock dividend, recapitalization or similar event.

         "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 1.2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of a single counsel for the selling Holders, state "blue sky" fees and expenses, and accountants' expenses, including without limitation any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company and any additional disbursements of counsel for the selling Holders, which shall be paid by such selling Holders).

         "Securities Act" shall mean the federal Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "Securities Exchange Act" shall mean the federal Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and any other securities of the Company being sold in the same registration as the Registrable Securities by the Company or Other Shareholders.

         1.2      Company Registration.

                  1.2.1 If the Company shall determine to register any of its securities in connection with the public offering of such securities solely for cash on a form that would permit the registration of the Registrable Securities other than on Form S-8, Form S-4 or another form not available for registering the Registrable Securities for sale to the public, the Company shall promptly give to each Holder written notice of such registration (a "Piggyback Registration"), which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws; and include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder or Holders within fifteen (15) days after receipt of such written notice from the Company, subject to the underwriter limitations, if any, described in Subsection 1.2.3 hereof. The Company shall have the right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Subsection 1.2.1 without any obligation or liability to any Holder.

                  1.2.2 Number of Piggyback Registrations. Subject to the underwriter limitations, if any, described in Subsection 1.2.3 below, each Holder shall be entitled to have its Registrable Securities included in (i) the Initial Public Offering and (ii) in an unlimited number of Piggyback Registrations pursuant to this Section 1.2 until such time as the number of Registrable Securities held by any such Holder does not exceed one percent (1%) of the shares outstanding of the Company as shown by the most recent report or statement published by the Company and filed with the Commission.

                  1.2.3 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Subsection 1.2.1 hereof. In such event the right of any Holder to registration pursuant to Subsection 1.2.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 1.2, if the underwriter reasonably determines that marketing factors require a limitation on the number of shares to be underwritten, the number of shares that may be included in the registration shall be allocated first to each holder of the Company's stock electing to participate in the registration that is a party to that certain Second Amended and Restated Registration Rights Agreement dated as of March 31, 1997, as amended by that certain First Amendment to Stock Purchase Agreement, Second Amended and Restated Shareholders' Agreement and Second Amended and Restated Registration Rights Agreement dated as of June 20, 1997, and then among the Holders and Other Shareholders requesting registration of securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities that such Holders had requested to be included in such registration. The Company shall advise all holders of securities requesting registration as to the number of shares or securities that may be included in the registration and underwriting as allocated in the foregoing manner.
No such reduction shall be made with respect to securities offered by the Company for its own account. If any Holder or Other Shareholder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any
Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

1.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company; and all Selling Expenses shall be borne by the Holders, the Other Shareholders of the securities so registered and the Company, to the extent of securities registered on its behalf, pro rata on the basis of the number of their shares so registered; provided, however, that if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by the selling shareholders, then such expenses shall be payable by the selling shareholders pro rata to the extent required by such jurisdiction.

         1.4 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company shall keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company shall use its best efforts to:

                  1.4.1 keep such registration effective for a period of one hundred eighty (180) days or until the distribution described in the registration statement relating thereto has been completed, whichever first occurs; and

                  1.4.2 furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

         1.5      Indemnification.

                  1.5.1 With respect to each Holder whose securities have been registered pursuant to this Agreement, the Company shall indemnify such Holder, each of such Holder's officers, directors and partners, and each person controlling (as defined in Subsection 1.5.4 below) such Holder and each of such controlling person's officers, directors and partners, and shall also indemnify each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and shall reimburse each such Holder and each person controlling such Holder, and each of such controlling person's officers, directors and partners, each of its officers, directors and partners, each such underwriter, and each person who controls such underwriter, for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon written information furnished to the Company by the Holder or on behalf of the Holder by the officers, directors or partners of the Holder seeking to be indemnified, where such information is stated to be specifically for use in such prospectus, offering circular or related document.

                  1.5.2 Each Holder and Other Shareholder shall, if securities held by him or it are included among the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls (as defined in Subsection 1.5.4 below) the Company or such underwriter, and each other such Holder and Other Shareholder and each of such controlling person's officers, directors and partners, and each person controlling such Holder or Other Shareholder and each of such controlling person's officers, directors and partners, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, persons, underwriters and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder specifically for use therein; provided, however, that the obligations of such Holder or Other Shareholder hereunder shall be limited to an amount equal to the proceeds to such Holder or Other Shareholder of securities sold as contemplated herein.

                  1.5.3    Each party entitled to indemnification under this
Section 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 1.5 only if such failure is prejudicial to the ability of the Indemnifying Party to defend such action, and such failure shall in no event relieve the Indemnifying Party of any liability that he or it may have to any Indemnified Party otherwise than under this Section 1.5. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation, provided that such unconditional release may be subject to a parallel release of a claimant or plaintiff by such Indemnified Party from all liability in respect of claims or counterclaims asserted by such Indemnified Party.

                  1.5.4 For purposes of this Section 1.5, the term "control" shall have the meaning assigned thereto under the Securities Act.

         1.6 Information by Holders and Other Shareholders. Each Holder or Other Shareholder of securities included in any registration shall furnish to the Company such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         1.7 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Common Stock to the public without registration, the Company shall:

                  1.7.1 make and keep public information available as those terms are understood and defined in Rule 144 promulgated by the Commission under the Securities Act ("Rule 144"), at all times after ninety (90) days following the Initial Public Offering;

                  1.7.2 file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act at any time after it has become subject to the reporting requirements thereunder; and

                  1.7.3 so long as any Holder owns any securities constituting or representing Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days following the Initial Public Offering), and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to the reporting requirements thereunder), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

         1.8 Transfer of Registration Rights. The rights to cause the Company to register securities of the Company under Section 1.2 hereof may be assigned by any Holder to any transferee of Registrable Securities together with the securities being transferred, provided that in each case the Company is given written notice, at the time or within a reasonable time after said transfer, stating the name and address of said transferee and identifying the securities with respect to which such registration rights are being assigned. No such assignment shall be effective unless the transferee shall be required, as a condition to such transfer, to agree in writing that he or it will receive and hold such securities subject to the provisions of this Article 1.

         1.9 "Market Stand-Off" Agreement. If requested by the Company upon the recommendation of the Board of Directors of the Company and an underwriter of Common Stock of the Company, the Holders shall not sell or otherwise transfer or dispose of any Common Stock of the Company held by them during the one hundred eighty (180)-day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that Other Shareholders selling securities pursuant to such registration statement and substantially all of the officers and directors of the Company enter into similar agreements.

         Such agreement shall be in writing in form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180)-day period.

2.       MISCELLANEOUS.

         2.1 Governing Law. This Agreement shall be governed and construed under the laws of the State of Georgia, notwithstanding the fact that one or more parties to this Agreement may be a resident of a different state.

         2.2 Successors and Assigns. The rights and obligations set forth in this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

         2.3 Captions. The captions of the several sections and paragraphs of this Agreement are included for reference only and shall not limit or otherwise affect the meaning thereof.

         2.4 Amendments. Neither this Agreement nor any term of provision hereof may be amended, waived, discharged or terminated except in writing signed by all parties to this Agreement.

         2.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same instrument.


                     [SIGNATURES APPEAR ON SUCCEEDING PAGES]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                       THE COMPANY:

                                       T/R SYSTEMS, INC.



                                       By: /s/ Lyle W. Newkirk
                                          -------------------------------------
                                       Title: Vice President, Chief
                                              ---------------------------------
                                              Financial Officer and Secretary
                                              ---------------------------------

                                       INVESTORS:


                                       By: /s/ Mike Barry
                                         --------------------------------------
                                       Name: Mike Barry
                                            -----------------------------------
                                                     (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By:  /s/ Jack Bartholmae
                                               --------------------------------
                                            Name: Vice President Engineering
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                    THE COMPANY:

                                    T/R SYSTEMS, INC.



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    INVESTORS:


                                    By: /s/ E. Neal Tompkins /s/ Sue A. Tompkins
                                       -----------------------------------------
                                    Name: E. Neal Tompkins     Sue A. Tompkins
                                         ---------------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Ricky Berry
                                               --------------------------------
                                            Name:   Ricky Berry
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Keith J. Bradley
                                               --------------------------------
                                            Name: Keith J. Bradley
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Gregory A. Chatham
                                               --------------------------------
                                            Name: Gregory A. Chatham
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Jeff Contino
                                               --------------------------------
                                            Name: Jeff Contino
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Marty Froescher
                                               --------------------------------
                                            Name: Marty Froescher
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Donald F. Greene
                                               --------------------------------
                                            Name:   Donald F. Greene
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Mark Kilpatrick
                                               --------------------------------
                                            Name:   Mark Kilpatrick
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                             THE COMPANY:

                                             T/R SYSTEMS, INC.



                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESTORS:


                                        By: /s/ Shyi-Shyang Li
                                            /s/ Liang-Jen Hsu
                                            ------------------------------------
                                        Name: Shyi-Shyang Li
                                              Liang-Jen Hsu
                                              ----------------------------------
                                                      (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ James W. O'Brien
                                               --------------------------------
                                            Name: James W. O'Brien
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Michael Raines
                                               --------------------------------
                                            Name: Michael Raines
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Matthew D. Shumaker
                                               --------------------------------
                                            Name: Matthew D. Shumaker
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Lam Siv
                                               --------------------------------
                                            Name: Lam Siv
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Maurice S. Wheatley Jr.
                                               --------------------------------
                                            Name: Maurice S. Wheatley Jr.
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Maurice Wheatley
                                               --------------------------------
                                            Name:   Maurice Wheatley
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:

                                                /s/ Steven Beauregard
                                            By: /s/ Kristine Beauregard
                                               --------------------------------
                                            Name: Kristine & Steven Beauregard
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Audrey Robinson
                                               --------------------------------
                                            Name: Audrey Robinson
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Dan Slayton
                                               --------------------------------
                                            Name: Dan Slayton
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ C. Harold Gaffin
                                               --------------------------------
                                            Name: C. Harold Gaffin
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Brenton E. Battles, Trustee
                                               --------------------------------
                                            Name: Brenton E. Battles, Trustee
                                                 ------------------------------
                                                         (Please Print)

                                                  Battles Family Decedent's
                                                  Trust
                                                  UTA 6-22-89

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Stanley M. Bieniek
                                               --------------------------------
                                            Name: Stanley M. Bieniek
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Martin C. Blyseth
                                               --------------------------------
                                            Name:   Martin C. Blyseth
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Murray D. Bradley, Jr.
                                               --------------------------------
                                            Name: Murray D. Bradley, Jr.
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Peter M. Buccieri
                                               --------------------------------
                                            Name: Peter M. Buccieri
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Robert Cherniak
                                               --------------------------------
                                            Name: Robert Cherniak
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ James M. Davin
                                               --------------------------------
                                            Name: /s/ James M. Davin
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Jean C. Davis
                                               --------------------------------
                                            Name: Jean C. Davis
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Armand Della Monica
                                               --------------------------------
                                            Name: Armand Della Monica
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Joseph M. Deveney
                                               --------------------------------
                                            Name: Joseph M. Deveney
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Gerald W. Dorn
                                               --------------------------------
                                            Name:   Gerald W. Dorn II M.D.
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:

                                                /s/ Raymond F. Farrington
                                            By: /s/ Eva D. Farrington
                                               --------------------------------
                                                  Raymond F. Farrington
                                            Name: Eva D. Farrington
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ John McBride
                                               --------------------------------
                                            Name: John McBride
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Judy L. Michael
                                               --------------------------------
                                            Name: Judy L. Michael
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                          By: /s/ J.B. Ruhl /s/ Lisa M. LeMaster
                                               ---------------------------------
                                          Name: J.B. Ruhl / Lisa M. LeMaster
                                               ---------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Michael Sachs
                                               --------------------------------
                                            Name: Michael Sachs
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Edward A. Stroud    2/10/98
                                               --------------------------------
                                            Name: Edward A. Stroud
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Susan K. Dubras
                                               --------------------------------
                                            Name: Susan K. Dubras
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Stephen D. Rowe
                                               --------------------------------
                                            Name: Stephen D. Rowe
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Jay David Tompkins
                                               --------------------------------
                                            Name: Jay David Tompkins
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By:  /s/ Jennifer M. Tompkins
                                               --------------------------------
                                            Name:   Jennifer M. Tompkins
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Charles A. Ziering
                                                263 Simon Willard Road
                                                Concord, MA 01742-1625
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                                         (Please Print)

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.



                                            THE COMPANY:

                                            T/R SYSTEMS, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            INVESTORS:


                                            By: /s/ Dennis Bosserman
                                               --------------------------------
                                            Name: Dennis Bosserman
                                                 ------------------------------
                                                         (Please Print)






















                                      - 9 -